SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of report (Date of earliest event reported)    January 14, 2000
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                             LAUNCH MEDIA, INC.
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             (Exact name of Registrant as specified in charter)



                                  Delaware
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               (State or other jurisdiction of incorporation)



             000-25723                                   95-4465753
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       (Commission File Number)              (IRS Employer Identification No.)



              2700 Pennsylvania Avenue, Santa Monica, CA 90404
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            (Address of principal executive offices) (Zip Code)



                               (310) 526-4300
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            (Registrant's telephone number, including area code)



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       (Former name or former address, if changed since last report)



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Item 2.           Acquisition or Disposition of Assets


         On January 14, 2000, Launch Media, Inc., a Delaware corporation (the "Company") acquired Musicom, Inc., a Georgia corporation ("Musicom"), via a merger of TD Merger Sub, Inc., a Georgia corporation and a wholly-owned subsidiary of the Company ("Acquisition Corp."), with and into Musicom (the "Merger"). Musicom operates a website that is the premier online guide to local and national concert information with tour information from more than 10,000 artists that can be searched by artist, location or date. The acquisition was accomplished pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Acquisition Corp., Musicom and certain shareholders of Musicom. Upon the closing, all outstanding shares of the capital stock of Musicom were converted into 626,556 shares of the Company's common stock and $1,000,000 in cash. Under the terms of the Merger Agreement and a related Escrow Agreement, 93,988 shares of the Company's common stock issued in connection with the Merger will be held in escrow for one year for the purpose of indemnifying the Company and other indemnified persons against any damages that result from, among other things, any breach of representations, warranties or covenants contained in the Merger Agreement. The number of shares of the Company's common stock issued to Musicom's shareholders was based on the average closing price of the Company's common stock on the NASDAQ National Market, as reported in the West Coast Edition of the Wall Street Journal for the period of thirty trading days ending on January 12, 2000. The purchase price and terms for the transaction were determined in arms-length negotiations. The acquisition of Musicom is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. The Company will account for the transaction under the purchase method of accounting.

         For more information with respect to the terms of the Merger, reference is made to the Agreement and Plan of Merger attached as Exhibit 2 to this report, which is incorporated herein by reference.


Item 7.           Exhibits.
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Exhibit No.                             Exhibit
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     2            Agreement and Plan of Merger dated as January 14, 2000 among
                  Launch Media, Inc., TD Merger Sub, Inc., Musicom, Inc. and certain shareholders of Musicom, Inc.





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




                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  January 28, 2000               LAUNCH MEDIA, INC.



                                      By: /s/ Jeffrey M. Mickeal
                                          -----------------------------
                                      Name:  Jeffrey M. Mickeal
                                      Title: Chief Financial Officer
                                               and Secretary
























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


                               EXHIBIT INDEX
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Exhibit No.                           Exhibit
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     2          Agreement and Plan of Merger dated as January 14, 2000 among
                Launch Media, Inc., TD Merger Sub, Inc., Musicom, Inc. and certain shareholders of Musicom, Inc.





























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